SECOND AMENDMENT TO THE
EMPLOYMENT AGREEMENT

THIS SECOND AMENDMENT TO THE EMPLOYMENT AGREEMENT (this “Amendment”) is entered into on May 12, 2022 (the “Amendment Effective Date”) by and among Shift Platform, Inc. (the “Company”) and Jeff Clementz (the “Executive”), collectively referred to herein as the “Parties.”

WHEREAS, the Parties entered into that certain Employment Agreement dated as of September 27, 2021, as amended on February 24, 2022 (the “Employment Agreement”); and

WHEREAS, the Parties desire to amend the Employment Agreement in certain respects.

NOW, THEREFORE, in consideration of the premises and of the mutual promises and covenants contained herein, the Company and the Executive, intending to be legally bound, hereby agree as follows:

1.Amendment to Special Cash Incentive. Section 3(d)(i) of the Employment Agreement is, as of the Amendment Effective Date, hereby amended and restated in its entirety to read as follows:

“(i) The Executive shall be eligible to receive a one-time special cash bonus equal to $2,000,000 (the “Special Cash Incentive”), subject in all respects to the Executive’s employment being in good standing through the applicable payment date(s) and the Executive’s achievement throughout such period of performance acceptable to the Board (or the Compensation Committee) in its sole discretion (in consultation with the CEO of the Company). If earned by the Executive, the Special Cash Incentive shall be payable in installments as follows: (1) $500,000 shall be paid on the first payroll date that occurs after the First Anniversary (as defined below) and (2) $1,500,000 shall be paid on the first payroll date that occurs after the Second Anniversary (as defined below). Subject to Section 8(e) below, the Executive must be employed through the applicable payment date to earn and receive each installment of the Special Cash Incentive. In the event that the Executive voluntarily resigns employment with the Company without Good Reason after the First Anniversary but prior to the Second Anniversary, the Executive must return to the Company an amount equal to the portion of the Special Cash Incentive actually received as of such time (net of any and all taxes) within thirty (30) days of the Executive’s termination of employment.”

2.Amendment to Special Equity Grants. Sections 3(d)(ii) and 3(d)(iii) of the Employment Agreement are, as of the Amendment Effective Date, hereby deleted and replaced in their entirety with the following new Section 3(d)(ii) and Section 3(d)(iii):

“(ii) Subject to the Executive’s employment through the applicable grant date, the Executive shall be awarded an equity grant substantively consistent with the form attached hereto as Exhibit C (the “Special Equity Grant”), which grant date shall be no later than May 31, 2022.”

(iii) [Reserved].”

3.Amendment to Involuntary Termination Provisions. Section 8 of the Employment Agreement is, as of the Amendment Effective Date, hereby amended and restated in its entirety to read as follows:

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“8. Termination without Cause, Resignation for Good Reason or Change in Control Termination. If the Executive’s employment is terminated by the Company without Cause (as defined below), other than due to Disability, by the Executive for Good Reason (as defined below) or the Executive experiences a Change in Control Termination (as defined below), the provisions of this Section 8 shall apply.
(a) The Company may terminate the Executive’s employment with the Company at any time without Cause with prior written notice to the Executive and the Executive may resign for Good Reason (as defined below).
(b) Unless the Executive complies with the Release Requirement (as defined below), no other payments or benefits shall be due under this Agreement to the Executive, but the Executive shall be entitled to any amounts earned, accrued and owing, but not yet paid under Section 2, any benefits accrued and due in accordance with the terms of any applicable benefit plans and programs of the Company (the “Accrued Obligations”).
(c) Notwithstanding the provisions of Section 8(b), upon termination under Section 8(a) above, subject to the Release Requirement, and so long as the Executive continues to comply with the provisions of Section 15 below, in addition to the Accrued Obligations, the Executive shall be entitled to receive:
(i) Continuation of the Executive’s Base Salary for eighteen (18) months (the “Severance Term”), at the rate in effect for the year in which the Executive’s date of termination occurs (but no less than the amount scheduled to be in effect when a payment is made pursuant to Section 2), which amount shall be paid in regular payroll installments over the applicable period following the Executive’s termination date; and
(ii) A prorated Annual Bonus for the year in which the Executive’s termination of employment occurs, which shall be determined by multiplying the Executive’s Annual Bonus, determined based on actual performance of Company goals, without negative discretion, and provided that any personal goals shall be considered to be fulfilled, by a fraction, the numerator of which is the number of days during which the Executive was employed by the Company in the year in which the termination date occurs and the denominator of which is 365. The prorated Annual Bonus, if any, shall be paid at the same time as bonuses are paid to other employees of the Company, but not later than March 15 of the fiscal year following the fiscal year for which it was earned;
(iii) If applicable, any Annual Bonus amount earned in the year prior to Executive’s termination, but not yet paid in accordance with the Company’s annual bonus plan terms; provided that any such bonus shall be paid at the same time as bonuses are paid to other employees of the company, but not later than March 15th of the fiscal year following the fiscal year for which it was earned;
(iv) If applicable, for any termination under Section 8(a) above occurring after the Second Anniversary, any Special Cash Incentive amount earned (if any) prior to the Executive’s termination (based on the Executive’s employment through the
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Second Anniversary), but not yet paid in accordance with Section 3(d)(i) above; provided that any such bonus amount shall be paid not later than March 15th of the fiscal year following the fiscal year for which it was earned; and
(v) If the Executive timely and properly elects health continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), then continued health (including hospitalization, medical, dental, vision etc.) insurance coverage substantially similar in all material respects as the coverage provided to the Company’s then other active senior executives for eighteen (18) months; provided that the Executive shall pay an amount equal to the amount active employees pay for such coverage per month as of the date of the Executive’s termination and the period of COBRA health care continuation coverage provided under section 4980B of the Internal Revenue Code, as amended and the regulations and guidance promulgated thereunder (the “Code”) shall run concurrently with the period; provided further that, notwithstanding the foregoing, the amount of any benefits provided by this Section 8(c)(v) shall be reduced or eliminated to the extent the Executive becomes entitled to duplicative benefits by virtue of the Executive’s subsequent or other employment. The Executive acknowledges that the payments pursuant to this Section 8(c)(i)-(v) are taxable and subject to applicable withholding and payroll taxes.
(d) Notwithstanding the provisions of Section 8(b) and subject to (1) the Executive’s employment being in good standing through his termination date and (2) the Release Requirement, upon the Company’s termination of the Executive’s employment without Cause or, solely for Sections 8(d)(i) and 8(d)(iii) below, the Executive’s resignation due to an Adverse Employment Action, and so long as the Executive continues to comply with the provisions of Section 15 below, in addition to the above, the Executive shall be entitled to receive:
(i) If the Executive’s employment terminates prior to the first (1st) anniversary of the Effective Date, the Executive shall be eligible to receive the Signing Bonus (less any portion already paid) which shall be paid within 30 days of the Release Effective Date (as defined below) and the last sentence of Section 3(b) shall not apply;
(ii) [Reserved]; and
(iii) If the Executive’s employment terminates prior to the grant of either of the 2021 Equity Grant or the Sign-on Equity Grant, then Executive shall receive a cash payment equal in value (determined as of termination date) to any portions of such awards that would have vested in connection with such termination of employment, had the applicable equity award been granted to Executive on the Effective Date.
(e) Notwithstanding the provisions of Section 8(b), and subject to (1) the Executive’s employment being in good standing through his termination date and (2) the Release Requirement, upon the Executive’s Change in Control Termination, and so long as the Executive continues to comply
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with the provisions of Section 15 below, in addition to the above, the Executive shall be entitled to receive:
(i) Full payment of the Special Cash Incentive (less any portion already paid); and
(ii) Full vesting of all outstanding unvested equity awards held by the Executive under the Shift Technologies, Inc. 2020 Omnibus Equity Compensation Plan, which awards shall become vested as of the Release Effective Date (with any unvested performance-based equity awards being deemed to vest at target level).”

4.Amendment to Voluntary Termination Provision. Section 9 of the Employment Agreement is, as of the Amendment Effective Date, hereby amended and restated in its entirety to read as follows:

“9. Voluntary Termination. The Executive may voluntarily terminate the Executive’s employment for any reason or no reason, with prior written notice (which voluntary termination notice shall specify the date of termination which shall be no less than thirty (30) days following the date of delivery of such notice, or such earlier date as the Company may choose for such termination at any time after receipt of such notice). In such event (other than a resignation with Good Reason), after the effective date of such termination, no payments shall be due under this Agreement, except that the Executive shall be entitled to:

(i) the Accrued Obligations; and

(ii) If the Executive voluntarily terminates employment with the Company after the First Anniversary and prior to payment of the Annual Bonus for 2022 (the “2022 Annual Bonus”), the Executive shall be paid a prorated 2022 Annual Bonus, which shall be determined by multiplying the Executive’s 2022 Annual Bonus, determined based on actual performance of Company goals, without negative discretion, and provided that any personal goals shall be considered to be fulfilled, by a fraction, the numerator of which is the number of days during which the Executive was employed by the Company in 2022 and the denominator of which is 365. The prorated 2022 Annual Bonus, if any, shall be paid at the same time as bonuses are paid to other employees of the Company, but not later than March 15, 2023.”

5.New Definitions. Section 13 of the Employment Agreement is, as of the Amendment Effective Date, hereby amended to add the following new definitions, which read as follows:

“(g) First Anniversary. For purposes of this Agreement, “First Anniversary” shall mean September 30, 2022.

(h) Second Anniversary. For purposes of this Agreement, “Second Anniversary” shall mean September 30, 2023.

(i) Change in Control Termination. For purposes of this Agreement, “Change in Control Termination” shall mean the Executive’s employment is terminated by (i) the Company other than for Cause and other than due to the Executive’s death or Disability or (ii) the Executive for Good Reason, in each case, that occurs upon or
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within fifteen (15) months following a Change in Control. For the avoidance of doubt, any voluntary termination of employment by the Executive other than for Good Reason shall not constitute a Change in Control Termination.

6.Amendment to Exhibit B of the Employment Agreement. Exhibit B of the Employment Agreement, which award was granted on December 2, 2021, is, as of the Amendment Effective Date, hereby amended and restated in its entirety and attached hereto in its restated form as Appendix A.

7.Amendment to Exhibit C and Exhibit D of the Employment Agreement. Exhibit C and Exhibit D of the Employment Agreement are, as of the Amendment Effective Date, hereby deleted and replaced in their entirety with a new Exhibit C attached hereto as Appendix B.

8.Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. This Amendment may be executed and delivered by facsimile.

9.Conflicts. To the extent that terms of this Amendment are inconsistent with the terms of the Employment Agreement, this Amendment shall control.

10.Ratification of Employment Agreement. Except as set forth herein, the terms and conditions of the Employment Agreement shall continue in full force and effect.

11.Other Miscellaneous Terms. The provisions of Section 16 of the Employment Agreement are incorporated herein by reference, mutatis mutandis.

[Signature page follows]

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IN WITNESS WHEREOF, the Parties hereto have executed this Amendment as of the date and year first above written.

SHIFT PLATFORM, INC.
By:	/s/ George Arison
Name:	George Arison
Title:	Chief Executive Officer
EXECUTIVE
By:	/s/ Jeff Clementz
Name:	Jeff Clementz

[Signature Page to Employment Agreement Amendment]
3045493.1

APPENDIX A

[Exhibit B – Attached]

3045493.1

EXHIBIT B
SHIFT TECHNOLOGIES, INC.
2020 OMNIBUS EQUITY COMPENSATION PLAN

RSU AGREEMENT

THIS AGREEMENT (this “Agreement”), dated ______________ (the “Restatement Date”), between Shift Technologies, Inc., a Delaware corporation (the “Company”), and Jeff Clementz (the “Grantee”), is made pursuant and subject to the provisions of the Company’s 2020 Omnibus Equity Compensation Plan (the “Plan”), a copy of which has been made available to the Grantee. This Agreement is an amendment and restatement of that certain award agreement dated December 2, 2021 between the Company and the Grantee (the “Original Agreement”). All capitalized terms used herein that are not otherwise defined in this Agreement have the same meaning given to them in the Plan.

1.Award. Subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the Company previously granted the Grantee 781,784 Restricted Stock Units (“RSUs”) on December 2, 2021 (the “Date of Grant”), which RSUs are subject to the vesting terms set forth in Section 2 below (the “Grant”). Subject to the provisions of this Agreement and the Plan, each vested RSU represents the right to receive one (1) share of Stock. The RSUs shall apply only with respect to a whole number of shares of Stock.

2.Vesting. The RSUs shall vest, subject to the Grantee’s continuous employment with the Company (or an Affiliate of the Company) through the applicable vesting date, as follows:

(a)488,615 RSUs shall vest on the First Anniversary (the “Initial Tranche”); and

(b)293,169 RSUs shall vest on the Second Anniversary (the “Second Tranche”).

From and after the Date of Grant through the date on which the RSUs become fully vested pursuant to subparagraphs (a) and (b) above, the unvested portion of the grant of RSUs remains subject to forfeiture in accordance with the terms of Section 3 hereof.

3.Termination of Service.

(a)General rule.  When a Grantee’s employment with the Company (or an Affiliate of the Company) terminates, any outstanding and unvested RSUs shall immediately terminate and become null and void.

(b)Termination without Cause or Resignation due to an Adverse Employment Action prior to First Anniversary. Notwithstanding the foregoing, subject to (i) the Grantee’s employment being in good standing through his termination date and (ii) the Release Requirement, upon the Company’s termination of the Grantee’s employment without Cause (other than due to Disability) or the Grantee’s resignation due to an Adverse Employment Action prior to the First Anniversary, certain of the RSUs that are outstanding and unvested as of the date of termination shall become vested as follows:

(i)If the Grantee’s employment terminates prior to the Grantee’s six-month anniversary of employment, 50% of the Initial Tranche of the RSUs shall become vested;

(ii)If the Grantee’s employment terminates after the six-month anniversary of employment but prior to the nine-month anniversary of employment, 75% of the Initial Tranche of the RSUs shall become vested; or

EXHIBIT B

(iii)If the Grantee’s employment terminates after the nine-month anniversary of employment but prior to the First Anniversary, 100% of the Initial Tranche of the RSUs shall become vested.

(c)Termination without Cause after First Anniversary but prior to Second Anniversary. Notwithstanding the foregoing, subject to (i) the Grantee’s employment being in good standing through his termination date and (ii) the Release Requirement, upon the Company’s termination of the Grantee’s employment without Cause (other than due to Disability) after the First Anniversary but prior to the Second Anniversary (“Year Two”), certain of the RSUs that are outstanding and unvested as of the date of termination shall become vested as follows: the Second Tranche shall vest on a prorated basis by multiplying the eligible RSUs by a ratio equal to the number of full calendar quarters the Grantee was employed by the Company (or an Affiliate) during Year Two divided by four.

(d)Termination following a Change of Control. With respect to a termination of the Grantee’s employment by the Company without Cause (other than due to Disability) or due to the Grantee’s resignation with Good Reason (but only to the extent the Grantee has an employment agreement with the Company or an Affiliate of the Company that defines Good Reason) within fifteen (15) months following a Change of Control, subject to the Release Requirement, any RSUs that are outstanding and unvested as of the date of termination shall become vested when the General Release is in full force and effect (and no longer subject to revocation).

(e)Definitions.

(i)“Adverse Employment Action” has the meaning set forth in the Grantee’s employment agreement.

(ii)“Cause” has the meaning set forth in the Grantee’s employment agreement, if any, and otherwise means the Grantee’s action, or failure to act, during the Grantee’s employment with the Company that is determined to constitute any of the following: (i) performance of any act or failure to perform any act in bad faith and to the detriment of any Company Entities; (ii) dishonesty, intentional misconduct or material breach of any agreement with any Company Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. Prior to any termination for Cause pursuant to each such event listed in (i) or (ii) above, to the extent such event(s) is capable of being cured by the Grantee, the Company shall give the Grantee written notice thereof describing in reasonable detail the circumstances constituting Cause and the Grantee shall have the opportunity to remedy same within thirty (30) days after receiving written notice.

(iii)“Disability” has the meaning set forth in the Grantee’s employment agreement, if any, and otherwise shall mean the Grantee has been unable to perform the essential functions of the Grantee’s position with the Company, either with or without a reasonable accommodation, by reason of physical or mental incapacity for a period of six consecutive months, subject to any obligations or limitations imposed by federal, state or local laws, including any duty to accommodate the Grantee under the federal Americans with Disabilities Act or applicable state law.

(iv)“First Anniversary” shall mean September 30, 2022.

(v)“Second Anniversary” shall mean September 30, 2023.

EXHIBIT B
(vi)“General Release” means a general release of claims, including without limitation all employment and termination claims, if any, in favor of the Company and its affiliates in the form and substance provided by the Company, provided that, if the Grantee has an employment agreement with the Company that specifies a form of general release, then such general release will be used (as conformed to include the benefits hereunder, if any) as the General Release.

(vii)“Good Reason” has the meaning set forth in the Grantee’s employment agreement, if any.

(viii)“Release Requirement.” The Grantee shall not be entitled to receive any benefit described in Section 3(b), 3(c) or 3(d) unless, in each case, the Grantee (or the Grantee's legal representative) has executed and delivered to the Company a General Release, which General Release shall be in full force and effect (and no longer subject to revocation) within sixty (60) calendar days after the Grantee's termination of employment. To the extent that any benefit subject to the Release Requirement is deferred compensation under Section 409A that is not otherwise exempt from the application of Section 409A, and if the sixty (60) calendar day period referenced in the preceding sentence spans two calendar years, then, solely to the extent necessary to avoid the incurrence of adverse personal tax consequences under Section 409A, the payment of such amount will not occur until the second calendar year.

4.Settlement. During the first open trading window of the Company following the end of the calendar quarter (i.e., March 31, June 30, September 30, December 31) in which RSUs become vested pursuant to the above, the Company shall deliver to the Grantee one (1) share of Stock in settlement of each RSU that became vested during such calendar quarter, provided that in no event (i) will an RSU be settled later than March 15 of the year following the year in which such RSU vested, nor (ii) will the Grantee be permitted, directly or indirectly, to specify the taxable year of delivery of any RSU subject to this Agreement.

5.Delivery of Stock. Certificates or evidence of book-entry shares representing the Stock issued upon settlement of RSUs pursuant to Section 4 of this Agreement will be delivered to or otherwise made available to the Grantee (or, at the discretion of the Grantee, joint in the names of the Grantee and the Grantee’s spouse) or to the Grantee’s nominee at such person’s request. Delivery of shares of Stock under this Agreement will comply with all applicable laws (including, the requirements of the Exchange Act), and the applicable requirements of any securities exchange or similar entity.

6.Shareholder Rights. An RSU is not a share of Stock, and thus, the Grantee will have no rights as a stockholder with respect to the RSUs.  Dividend Equivalents shall accrue on shares underlying the RSUs awarded hereunder and such dividends will be paid to Grantee upon the vesting of such RSUs.

7.Transferability. The RSUs subject to this Grant may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered before they vest in accordance with Section 2. After such RSUs vest and are settled in accordance with Sections 2 and 4, no sale or disposition of such shares shall be made in the absence of an effective registration statement under the Exchange Act with respect to such shares unless an opinion of counsel satisfactory to the Company that such sale or disposition will not constitute a violation of the Exchange Act or any other applicable securities laws is first obtained.

8.Change in Capital Structure. The terms of this Agreement, including the number of shares of Stock subject to this RSU shall be adjusted as the Administrator determines is equitably required in the event the Company effects one or more stock dividends, spinoffs,

EXHIBIT B
recapitalizations, stock splits, combinations, exchanges or consolidations of shares or other similar changes in capitalization.

9.Withholding.

(a)The Grantee understands that when the RSUs are settled in accordance with Section 4, the Grantee will be obligated to recognize income, for Federal, state and local income tax purposes, as applicable, in an amount equal to the Fair Market Value of the share of Stock as of such date, and the Grantee is responsible for all tax obligations that arise in connection with the RSUs.
(b)Whenever shares of Stock are to be issued upon settlement of the RSUs, the Grantee shall assume sole responsibility for discharging all tax and other obligations associated therewith. The Company has no duty or obligation to minimize the tax consequences to the Grantee and will not be liable to the Grantee for any adverse tax consequences arising in connection with this Grant. The Grantee agrees to indemnify the Company against any non-U.S., U.S. federal, state and local withholding taxes for which the Company may be liable in connection with the Grantee’s acquisition, ownership or disposition of any shares of Stock.

(c)In its sole discretion, the Administrator of the Plan may permit the Grantee to satisfy the Company’s tax withholding obligation with respect to RSUs settled in Stock by having shares withheld in accordance with Section 16(b) of the Plan. The elections described in this subsection (c) must be in a form and manner prescribed by the Administrator and may be subject to the prior approval of the Administrator.

10.Compliance with Section 409A of the Code. It is the intention of the Company that the Award and Plan are intended either to provide compensation that is exempt from Section 409A of the Code and the rules, regulations and other authorities promulgated thereunder (including the transition rules thereof) (collectively, “Section 409A”), (by reason of being a short-term deferral) or that is nonqualified deferred compensation that is compliant in all regards with the requirements of Section 409A, and all provisions of this Agreement will be construed and interpreted in a manner consistent with this intent. If the Grantee is a “Specified Employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of the Grantee’s “separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(h) and without regard to any alternative definition thereunder), then the issuance of any shares of Stock that would otherwise be made upon the date of the separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the earlier of: (i) the fifth business day following the Grantee’s death, or (ii) the date that is six (6) months and one day after the date of the separation from service, with the balance of the shares of Stock issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares of Stock is necessary to avoid the imposition of adverse taxation on the Grantee in respect of the shares of Stock under Section 409A. Each installment of shares of Stock that vests is intended to constitute a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2). In no event shall the Company be liable for any additional tax, interest, income inclusion or other penalty that may be imposed on the Grantee by Section 409A or for damages for failing to comply with Section 409A.

11.Interpretation. This Agreement and the rights of the Grantee hereunder are subject to all of the terms and conditions of the Plan, as it may be amended from time to time, as well as to such rules and regulations as the Administrator may adopt for administration of the Plan. It is expressly understood that the Administrator is authorized to administer, construe and make all determinations necessary or appropriate for the administration of the Plan and this Agreement, all of which shall be binding upon the Grantee.

EXHIBIT B
12.No Right to Continued Employment. This Agreement shall not confer upon the Grantee any right to continue to provide services, nor shall this Agreement interfere in any way with the Company’s right to terminate the Grantee’s employment at any time.

13.Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan mean the Plan as in effect on the date hereof.

14.Grantee Bound by Plan. The Grantee hereby acknowledges that a copy of the Plan was made available to him and agrees to be bound by all the terms and provisions thereof.

15.Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the successors of the Grantee and any transferee of the Grantee in accordance with Section 7 and the successors of the Company.

16.Governing Law. This Agreement shall be governed by the laws of the State of Delaware.

17.Counterparts. This Agreement may be executed in counterparts, which shall be deemed originals with the same effect as if both parties had signed the same document. Any counterpart shall be construed together with any other counterpart and both shall constitute one Agreement. For the purposes of this Agreement, a facsimile or PDF copy of a signature shall be construed to be an original.

[Signatures appear on following page]

EXHIBIT B
IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Grantee has placed his or her signature hereon, effective as of the Restatement Date.

SHIFT TECHNOLOGIES, INC.

By: _____________________________
        Signature

Name: __________________________

Title: ___________________________

Date: ___________________________

I hereby agree to be bound by the terms of the Plan and the terms of this Grant as provided in this Agreement. I further agree that all of the decisions and interpretations of the Company with respect thereto shall be final and binding.

GRANTEE: By: Signature	IF GRANTEE'S SPOUSE MUST SIGN:* By: Signature
Name: Print Name	Name: Print Name

* If the Grantee is married and holds RSUs jointly with the Grantee's spouse or resides in a community property state, both the Grantee and Grantee’s spouse must sign this RSU Agreement.  The community property states are Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas and Washington.

APPENDIX B

[Exhibit C – Attached]

3045493.1

EXHIBIT C

SHIFT TECHNOLOGIES, INC.
2020 OMNIBUS EQUITY COMPENSATION PLAN

RSU AGREEMENT

THIS AGREEMENT (this “Agreement”), dated _____________ (the “Date of Grant”), between Shift Technologies, Inc., a Delaware corporation (the “Company”), and Jeff Clementz (the “Grantee”), is made pursuant and subject to the provisions of the Company’s 2020 Omnibus Equity Compensation Plan (the “Plan”), a copy of which has been made available to the Grantee. All capitalized terms used herein that are not otherwise defined in this Agreement have the same meaning given to them in the Plan.

1.Award. Subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the Company hereby grants the Grantee 586,339 Restricted Stock Units (“RSUs”), subject to the vesting terms set forth in Section 2 below (the “Grant”). Subject to the provisions of this Agreement and the Plan, each vested RSU represents the right to receive one (1) share of Stock. The RSUs shall apply only with respect to a whole number of shares of Stock.

2.Vesting. The RSUs shall vest in full on the Second Anniversary, subject to (i) the Grantee’s continuous employment with the Company (or an Affiliate of the Company) through the Second Anniversary, (ii) the Grantee’s employment being in good standing through the Second Anniversary, and (iii) the Grantee’s achievement throughout such period of performance acceptable to the board of directors of the Company (the “Board”) (or the Leadership Development, Compensation and Governance Committee of the Board) in its sole discretion (in consultation with the CEOs of the Company). From and after the Date of Grant until the Second Anniversary, the RSUs shall remain subject to forfeiture in accordance with the terms of Section 3 hereof.

3.Termination of Service.

(a)General rule.  When a Grantee’s employment with the Company (or an Affiliate of the Company) terminates (or if the conditions to vesting of the RSUs contained in Section 2 are not met as of the Second Anniversary), any outstanding and unvested RSUs shall immediately terminate and become null and void.

(b)Termination without Cause after First Anniversary but prior to Second Anniversary. Notwithstanding the foregoing, subject to (i) the Grantee’s employment being in good standing through his termination date and (ii) the Release Requirement, upon the Company’s termination of the Grantee’s employment without Cause (other than due to Disability) after the First Anniversary but prior to the Second Anniversary (“Year Two”), certain of the RSUs that are outstanding and unvested as of the date of termination shall become vested as follows: the unvested RSUs otherwise eligible to vest on the Second Anniversary shall vest on a prorated basis by multiplying the eligible RSUs by a ratio equal to the number of full calendar quarters the Grantee was employed by the Company (or an Affiliate) during Year Two divided by four.

(c)Termination following a Change of Control. With respect to a termination of the Grantee’s employment by the Company without Cause (other than due to Disability) or due to the Grantee’s resignation with Good Reason (but only to the extent the Grantee has an employment agreement with the Company or an Affiliate of the Company that defines Good Reason) within fifteen (15) months following a Change of Control, subject to the Release Requirement, any RSUs that are outstanding and unvested as of the date of termination shall
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EXHIBIT C
become vested when the General Release is in full force and effect (and no longer subject to revocation).

(d)Definitions.

(i)“Cause” has the meaning set forth in the Grantee’s employment agreement, if any, and otherwise means the Grantee’s action, or failure to act, during the Grantee’s employment with the Company that is determined to constitute any of the following: (i) performance of any act or failure to perform any act in bad faith and to the detriment of any Company Entities; (ii) dishonesty, intentional misconduct or material breach of any agreement with any Company Entity; or (iii) commission of a crime involving dishonesty, breach of trust, or physical or emotional harm to any person. Prior to any termination for Cause pursuant to each such event listed in (i) or (ii) above, to the extent such event(s) is capable of being cured by the Grantee, the Company shall give the Grantee written notice thereof describing in reasonable detail the circumstances constituting Cause and the Grantee shall have the opportunity to remedy same within thirty (30) days after receiving written notice.

(ii)“Disability” has the meaning set forth in the Grantee’s employment agreement, if any, and otherwise shall mean the Grantee has been unable to perform the essential functions of the Grantee’s position with the Company, either with or without a reasonable accommodation, by reason of physical or mental incapacity for a period of six consecutive months, subject to any obligations or limitations imposed by federal, state or local laws, including any duty to accommodate the Grantee under the federal Americans with Disabilities Act or applicable state law.

(iii)“First Anniversary” shall mean September 30, 2022.

(iv)“Second Anniversary” shall mean September 30, 2023.

(v)“General Release” means a general release of claims, including without limitation all employment and termination claims, if any, in favor of the Company and its affiliates in the form and substance provided by the Company, provided that, if the Grantee has an employment agreement with the Company that specifies a form of general release, then such general release will be used (as conformed to include the benefits hereunder, if any) as the General Release.

(vi)“Good Reason” has the meaning set forth in the Grantee’s employment agreement, if any.

(vii)“Release Requirement.” The Grantee shall not be entitled to receive any benefit described in Section 3(b) or 3(c) unless, in each case, the Grantee (or the Grantee's legal representative) has executed and delivered to the Company a General Release, which General Release shall be in full force and effect (and no longer subject to revocation) within sixty (60) calendar days after the Grantee's termination of employment. To the extent that any benefit subject to the Release Requirement is deferred compensation under Section 409A that is not otherwise exempt from the application of Section 409A, and if the sixty (60) calendar day period referenced in the preceding sentence spans two calendar years, then, solely to the extent necessary to avoid the incurrence of adverse personal tax consequences under Section 409A, the payment of such amount will not occur until the second calendar year.

4.Settlement. During the first open trading window of the Company following the end of the calendar quarter (i.e., March 31, June 30, September 30, December 31) in which the
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RSUs become vested pursuant to the above, the Company shall deliver to the Grantee one (1) share of Stock in settlement of each RSU that became vested during such calendar quarter, provided that in no event (i) will an RSU be settled later than March 15 of the year following the year in which such RSU vested, nor (ii) will the Grantee be permitted, directly or indirectly, to specify the taxable year of delivery of any RSU subject to this Agreement.

5.Delivery of Stock. Certificates or evidence of book-entry shares representing the Stock issued upon settlement of RSUs pursuant to Section 4 of this Agreement will be delivered to or otherwise made available to the Grantee (or, at the discretion of the Grantee, joint in the names of the Grantee and the Grantee’s spouse) or to the Grantee’s nominee at such person’s request. Delivery of shares of Stock under this Agreement will comply with all applicable laws (including, the requirements of the Exchange Act), and the applicable requirements of any securities exchange or similar entity.

6.Shareholder Rights. An RSU is not a share of Stock, and thus, the Grantee will have no rights as a stockholder with respect to the RSUs.  Dividend Equivalents shall accrue on shares underlying the RSUs awarded hereunder and such dividends will be paid to Grantee upon the vesting of such RSUs.

7.Transferability. The RSUs subject to this Grant may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered before they vest in accordance with Section 2. After such RSUs vest and are settled in accordance with Sections 2 and 4, no sale or disposition of such shares shall be made in the absence of an effective registration statement under the Exchange Act with respect to such shares unless an opinion of counsel satisfactory to the Company that such sale or disposition will not constitute a violation of the Exchange Act or any other applicable securities laws is first obtained.

8.Change in Capital Structure. The terms of this Agreement, including the number of shares of Stock subject to this RSU shall be adjusted as the Administrator determines is equitably required in the event the Company effects one or more stock dividends, spinoffs, recapitalizations, stock splits, combinations, exchanges or consolidations of shares or other similar changes in capitalization.

9.Withholding.

(a)The Grantee understands that when the RSUs are settled in accordance with Section 4, the Grantee will be obligated to recognize income, for Federal, state and local income tax purposes, as applicable, in an amount equal to the Fair Market Value of the share of Stock as of such date, and the Grantee is responsible for all tax obligations that arise in connection with the RSUs.
(b) Whenever shares of Stock are to be issued upon settlement of the RSUs, the Grantee shall assume sole responsibility for discharging all tax and other obligations associated therewith. The Company has no duty or obligation to minimize the tax consequences to the Grantee and will not be liable to the Grantee for any adverse tax consequences arising in connection with this Grant. The Grantee agrees to indemnify the Company against any non-U.S., U.S. federal, state and local withholding taxes for which the Company may be liable in connection with the Grantee’s acquisition, ownership or disposition of any shares of Stock.

(c)In its sole discretion, the Administrator of the Plan may permit the Grantee to satisfy the Company’s tax withholding obligation with respect to RSUs settled in Stock by having shares withheld in accordance with Section 16(b) of the Plan. The elections described in this subsection (c) must be in a form and manner prescribed by the Administrator and may be subject to the prior approval of the Administrator.

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10.Compliance with Section 409A of the Code. It is the intention of the Company that the Award and Plan are intended either to provide compensation that is exempt from Section 409A of the Code and the rules, regulations and other authorities promulgated thereunder (including the transition rules thereof) (collectively, “Section 409A”), (by reason of being a short-term deferral) or that is nonqualified deferred compensation that is compliant in all regards with the requirements of Section 409A, and all provisions of this Agreement will be construed and interpreted in a manner consistent with this intent. If the Grantee is a “Specified Employee” (within the meaning set forth in Section 409A(a)(2)(B)(i) of the Code) as of the date of the Grantee’s “separation from service” (within the meaning of Treasury Regulation Section 1.409A-1(h) and without regard to any alternative definition thereunder), then the issuance of any shares of Stock that would otherwise be made upon the date of the separation from service or within the first six (6) months thereafter will not be made on the originally scheduled date(s) and will instead be issued in a lump sum on the earlier of: (i) the fifth business day following the Grantee’s death, or (ii) the date that is six (6) months and one day after the date of the separation from service, with the balance of the shares of Stock issued thereafter in accordance with the original vesting and issuance schedule set forth above, but if and only if such delay in the issuance of the shares of Stock is necessary to avoid the imposition of adverse taxation on the Grantee in respect of the shares of Stock under Section 409A. Each installment of shares of Stock that vests is intended to constitute a “separate payment” for purposes of Treasury Regulation Section 1.409A-2(b)(2). In no event shall the Company be liable for any additional tax, interest, income inclusion or other penalty that may be imposed on the Grantee by Section 409A or for damages for failing to comply with Section 409A.

11.Interpretation. This Agreement and the rights of the Grantee hereunder are subject to all of the terms and conditions of the Plan, as it may be amended from time to time, as well as to such rules and regulations as the Administrator may adopt for administration of the Plan. It is expressly understood that the Administrator is authorized to administer, construe and make all determinations necessary or appropriate for the administration of the Plan and this Agreement, all of which shall be binding upon the Grantee.

12.No Right to Continued Employment. This Agreement shall not confer upon the Grantee any right to continue to provide services, nor shall this Agreement interfere in any way with the Company’s right to terminate the Grantee’s employment at any time.

13.Conflicts. In the event of any conflict between the provisions of the Plan as in effect on the Date of Grant and the provisions of this Agreement, the provisions of the Plan shall govern. All references herein to the Plan mean the Plan as in effect on the date hereof.

14.Grantee Bound by Plan. The Grantee hereby acknowledges that a copy of the Plan was made available to him and agrees to be bound by all the terms and provisions thereof.

15.Binding Effect. Subject to the limitations stated above and in the Plan, this Agreement shall be binding upon and inure to the benefit of the successors of the Grantee and any transferee of the Grantee in accordance with Section 7 and the successors of the Company.

16.Governing Law. This Agreement shall be governed by the laws of the State of Delaware.

17.Counterparts. This Agreement may be executed in counterparts, which shall be deemed originals with the same effect as if both parties had signed the same document. Any counterpart shall be construed together with any other counterpart and both shall constitute one Agreement. For the purposes of this Agreement, a facsimile or PDF copy of a signature shall be construed to be an original.

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[Signatures appear on following page]

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IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Agreement, and the Grantee has placed his or her signature hereon, effective as of the Date of Grant.

SHIFT TECHNOLOGIES, INC.

By: _____________________________
        Signature

Name: __________________________

Title: ___________________________

Date: ___________________________

I hereby accept this Grant and I agree to be bound by the terms of the Plan and this Grant. I further agree that all of the decisions and interpretations of the Company with respect thereto shall be final and binding.

GRANTEE: By: Signature	IF GRANTEE'S SPOUSE MUST SIGN:* By: Signature
Name: Print Name	Name: Print Name

* If the Grantee is married and holds RSUs jointly with the Grantee's spouse or resides in a community property state, both the Grantee and Grantee’s spouse must sign this RSU Agreement.  The community property states are Arizona, California, Idaho, Louisiana, Nevada, New Mexico, Texas and Washington.

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